AEW REAL ESTATE FUND

Supplement dated March 14, 2017 to the Summary Prospectus, Prospectus and Statement of Additional Information of the AEW Real Estate Fund (the “Fund”), each dated May 1, 2016, as may be revised and supplemented from time to time.

Effective at the close of business on March 24, 2017, John Garofalo will no longer serve as a co-portfolio manager of the Fund. Matthew A. Troxell, J. Hall Jones, Jr., and Gina Szymanski will remain as co-portfolio managers of the Fund. Accordingly, effective at the close of business on March 24, 2017, all references to Mr. Garofalo and corresponding disclosure related to Mr. Garofalo in the Fund’s Prospectus and Statement of Additional Information are hereby deleted.